UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☐
Filed by a Party other than the Registrant  ☒

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PartnerRe Ltd.
(Name of Registrant as Specified in Its Charter)

EXOR S.p.A.
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

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	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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ADDITIONAL INFORMATION

This information presented on this website does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval.  EXOR S.p.A. (“EXOR”) filed a preliminary proxy statement (the “Preliminary Proxy”) with the Securities and Exchange Commission (the “SEC”) on May 12, 2015, to solicit proxies in connection with the upcoming special general meeting of shareholders of PartnerRe Ltd. (“PartnerRe”) and at any continuation, adjournment, postponement or rescheduling thereof (the “Special Meeting”) at which the PartnerRe shareholders will consider certain proposals regarding the proposed transaction with AXIS Capital Holdings Limited (the “Proposed Transaction”).  Information relating to the participants in such proxy solicitation have been included in the Preliminary Proxy.  When completed and available, EXOR’s definitive proxy statement will be mailed to shareholders of PartnerRe.  The information presented on this website is not a substitute for the Preliminary Proxy that EXOR has filed with the SEC or any other documents which EXOR may send to its or PartnerRe’s shareholders in connection with the Proposed Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  These materials and other materials filed by EXOR in connection with the solicitation of proxies will be available at no charge at the SEC’s website at www.sec.gov.  The definitive proxy statement (when available) and other relevant documents filed by EXOR with the SEC will also be available, without charge, by directing a request to EXOR’s proxy solicitor, Okapi Partners, at its toll-free number (877) 796-5274 or via email at info@okapipartners.com.

FORWARD-LOOKING STATEMENTS

 Certain statements and information presented on this website that are not statements or information of historical fact constitute forward-looking statements, notwithstanding that such statements are not specifically identified as such. These statements may include terminology such as “may”, “will ”, “expect”, “could”, “should”, “intend”, “commit”, “estimate”, “anticipate”, “believe”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “outlook”, “prospects”, “plan”, “intend”, or similar terminology, including by way of example and without limitation plans, intentions and expectations regarding the proposal to acquire PartnerRe, the financing of a potential transaction, and the anticipated results, benefits, synergies, earnings accretion, costs, timing and other expectations of the benefits of a potential transaction.  Forward-looking statements are related to future, not past, events and are not guarantees of future performance. These statements are based on current expectations and projections about future events and, by their nature, address matters that are, to different degrees, uncertain and are subject to inherent risks and uncertainties. They relate to events and depend on circumstances that may or may not occur or exist in the future, and, as such, undue reliance should not be placed on them. Actual results may differ materially from those expressed in such statements as a result of a variety of factors, including changes in general economic, financial and market conditions and other changes in business conditions, changes in commodity prices, the level of demand and financial performance of the major industries our portfolio companies serve, changes in regulations and institutional framework (in each case, in Italy or abroad), and many other factors, most of which are outside of the control of EXOR. EXOR expressly disclaims and does not assume any liability in connection with any inaccuracies in any of these forward-looking statements or in connection with any use by any party of such forward-looking statements. Any forward-looking statements contained in this website speaks only as of the date of this website.

EXOR undertakes no obligation to update or revise its outlook or forward-looking statements, whether as a result of new developments or otherwise. Names, organizations and company names referred to may be the trademarks of their respective owners. The statements and information presented on this website does not represent investment advice neither a solicitation, nor a recommendation nor an invitation, nor an offer for the purchase or sale of financial products and/or of any kind of financial services as contemplated by the laws in any country or state.

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EXOR's Superior Offer for PartnerRe
Value, Certainty and Ease of Execution
Fully financed, all-cash irrevocable and binding proposal offers a significant premium to PartnerRe’s shareholders
Can be completed swiftly and will retain and build upon PartnerRe’s highly talented management and employees
Is clearly in the best interests of PartnerRe, its shareholders, employees and policyholders
Latest Documents
May 12, 2015 | Press Release
EXOR Announces All-Cash Binding Offer to Acquire PartnerRe for $137.50 per Share
EXOR Offer Provides Clear Path to Superior Transaction
EXOR is Now PartnerRe’s Largest Shareholder with a 9.32% Stake
EXOR Files Preliminary Proxy Statement Urging Vote Against Inferior AXIS Transaction
READ MORE / DOWNLOAD
SEC Filing
EXOR 14A Proxy Filing
Solicitation of Proxies In Opposition To the Proposed Amalgamation of PartnerRe Ltd. With Axis Capital Holdings Limited
This Proxy Statement and the enclosed GOLD proxy card are being furnished by EXOR in connection with the solicitation of proxies from you, the shareholders of PartnerRe Ltd. for use at the special general meeting of shareholders of PartnerRe relating to the proposed amalgamation of PartnerRe with AXIS Capital Holdings Limited.
READ MORE / DOWNLOAD
Archive
Press Coverage and Comments
May 12, 2015 | BreakingViews
Ex-Axis
The Agnelli family vehicle sweetened its bid – and rattled a hostile sabre. The offer clearly outguns PartnerRe’s planned merger with Axis, and there are no interlopers so far. A parallel rise in Axis stock suggests that if Exor succeeds, bankers may get a bonus deal to work on.
READ MORE
May 12, 2015 | Bloomberg
Exor Raises PartnerRe Offer in ‘Final’ Push to Beat Axis Bid
Exor SpA upped the ante in the takeover battle for PartnerRe Ltd., raising its bid by 5.8 percent in a final push to beat out rival Axis Capital Holdings Ltd. for control of the reinsurer.
READ MORE
May 12, 2015 | Reuters
UPDATE 1-Exor raises offer for PartnerRe to $137.5 per share
Italian holding company Exor has raised its all-cash offer for Bermuda-based reinsurer PartnerRe to $137.5 per share after its previous attempt to trump a bid by Axis Capital Holdings was rejected.
Exor, the investment vehicle of the Agnelli family, said in a statement on Tuesday the new offer values PartnerRe at $6.8 billion and represents a 10 percent premium to the implied value under the Axis agreement. Its previous offer was at $130 per PartnerRe share.
READ MORE
May 12, 2015 | Financial Times
Exor sweetens offer for PartnerRe and raises stake
The Italian dynasty behind Fiat has raised the stakes in the takeover battle for PartnerRe after the family’s investment vehicle Exor increased its takeover offer for the New York-listed reinsurer, valuing it at $6.8bn. Exor, which is trying to scupper PartnerRe’s agreed all-share tie-up with Axis Capital, sweetened its bid by $400m on Tuesday to win over the takeover target’s shareholders.
READ MORE
May 6, 2015 | Insurance Insider
Crunch time for Exor as PartnerRe investors look for the right signals
After the board’s decision to cleave to its deal with Axis, PartnerRe shareholders are scrutinising Exor for signs of its willingness to fight for the business and to stretch beyond its initial $130 a share offer.
Earlier this week (4 May) PartnerRe’s board recommended an improved Axis offer, rejecting an all-cash proposal at a premium to the Axis bid from the Agnelli family’s investment vehicle.
However, the battle to acquire PartnerRe is far from over, with Exor hurrying out a statement to reaffirm its determination to take over the reinsurer.
READ MORE
May 5, 2015 | Bloomberg
Agnelli Bid Still Has Legs as PartnerRe Faces Pushback: Real M&A
PartnerRe Ltd. is betting the value of a merger with Axis Capital Holdings Ltd. is worth more in the long run than an extra few dollars a share now. Shareholders may not agree.
The Bermuda-based reinsurer on Monday chose a sweetened agreement with Axis — valuing PartnerRe at about $126 a share, according to analysts — over a $130 cash bid from Exor SpA. The new terms with Axis include an $11.50-a-share one-time special dividend to supplement what had been an all-stock transaction.
READ MORE
May 5, 2015 | Reuters
Update 2 – Exor committed to $6.4 bln spurned offer for PartnerRe
Italy’s Exor said on Monday it remained fully committed to its $6.4 billion offer for PartnerRe after the Bermuda-based reinsurer rejected its attempt to trump a bid by Axis Capital Holdings.
READ MORE
May 5, 2015 | BreakingViews
Sparring Partner – PartnerRe manages to cede high ground to Agnellis
The Italian dynasty’s vehicle, Exor, has offered $6.4 bln for the Bermudan reinsurer. PartnerRe’s rigid board is sticking with a sweetened but lower-value merger with Axis. Exor’s hostile stance may put PartnerRe in play – as it probably should have been from the start.
READ MORE
April 17, 2015 | The Royal Gazette
Large PartnerRe shareholder backs Exor bid
One of the biggest shareholders in Bermuda-based reinsurance firm PartnerRe has backed a $6.4 billion rival bid for the company.
PartnerRe had agreed a deal to merge with rival Bermuda firm Axis — but a surprise bid by Italian investment firm Exor has opened up a race for control of the firm.
READ MORE
April 15, 2015 | The Wall Street Journal
Agnelli’s Exor Makes Reinsurance a Simple Partner — Heard on the Street
The owner of Ferrari buying a Bermudan reinsurer sounds like an unlikely trade even in a deals boom. But Italian conglomerate Exor’s $6.4 billion all-cash bid for PartnerRe, announced late Tuesday, is born of simple motives.
READ MORE

Shareholder Materials
PartnerRe shareholders who have questions about voting their shares should call Okapi Partners LLC toll free at
(877) 796-5274 (banks and brokerage firms should call (212)-297-0720)
This page is currently being updated.  Please check back later for additional content.
Shareholder Materials  Press Releases  Proxy Materials  About EXOR Contact Us

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Shareholder Materials
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About EXOR
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Press Releases
May 12, 2015 | Press Release
EXOR Announces All-Cash Binding Offer to Acquire PartnerRe for $137.50 per Share
EXOR Offer Provides Clear Path to Superior Transaction
EXOR is Now PartnerRe’s Largest Shareholder with a 9.32% Stake
EXOR Files Preliminary Proxy Statement Urging Vote Against Inferior AXIS Transaction
READ MORE / DOWNLOAD
May 4, 2015 | Press Release
EXOR Remains Fully Committed To $6.4 Billion Superior
All-Cash Offer For PartnerRe
EXOR (EXO IM), one of Europe’s leading listed investment companies, notes the decision by the Board of Directors of PartnerRe Ltd. (“PartnerRe”; NYSE:PRE) to abandon its prior agreement and accept a revised but still inferior transaction from AXIS Capital Holdings Limited (“AXIS”; NYSE:AXS), in preference to EXOR’s own proposal.

EXOR's Offer for PartnerRe
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Proxy Materials
SEC Filing
EXOR 14A Proxy Filing
Solicitation of Proxies In Opposition To the Proposed Amalgamation of PartnerRe Ltd. With Axis Capital Holdings Limited
This Proxy Statement and the enclosed GOLD proxy card are being furnished by EXOR in connection with the solicitation of proxies from you, the shareholders of PartnerRe Ltd. for use at the special general meeting of shareholders of PartnerRe relating to the proposed amalgamation of PartnerRe with AXIS Capital Holdings Limited.
READ MORE / DOWNLOAD

EXOR's Offer for PartnerRe
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About EXOR
EXOR is one of Europe’s leading investment companies and is controlled by the Agnelli family. It is listed on Milan Stock Exchange and has a market capitalization of approximately $12 billion and a net asset value of approximately $14 billion. For over a century EXOR has made successful investments, including more recently the acquisition of Chrysler by Fiat, creating the world’s seventh largest car producer with a $19 billion market capitalization.
EXOR focuses on long-term investments in profitable global companies, primarily in Europe and the United States, that benefit from its strong permanent capital base. In addition to FCA its principal investments include CNH Industrial, the fourth largest global capital goods company (with a $12 billion market capitalization), and Cushman & Wakefield, the world’s largest private commercial real estate services company.
EXOR FACTSHEET

EXOR S.p.A. is one of Europe’s leading investment companies and is controlled by the Agnelli Family. With a NAV (Net Asset Value) of over 13 billion euros, EXOR sums up an entrepreneurial story based on more than a century of investments; listed on Borsa Italiana’s Italian Stock Exchange, it is headquartered in Turin. EXOR makes long-term investments focused on global companies in diversified sectors, mainly in Europe and United States. Independent auditors Reconta Ernst & Young S.p.A. Rating S&P: BBB+/A-2 OUR HISTORY 1899 Giovanni Agnelli with some other entrepreneurs founds the Fabbrica Italiana Automobili Torino (FIAT). 2009 On March, 1st IFIL was merged in IFI, which changed its name to EXOR S.p.A. 2003 IFIL and IFI increase their capital stock to conduct a similar transaction at Fiat. On this occasion, a reorganization is carried out, which also results in the transfer of the investments held by IFI to IFIL. 1987 The company Società in Accomandita per Azioni Giovanni Agnelli e C. (GAeC) is formed, bringing together the holdings in IFI held by members of the Agnelli Family. 1964 IFI International (IFINT) is set up to draw together the Group’s foreign holdings. It will make investments in 3M, Bantam Books, Moog Automotive, River Cement, Lear Seating, Chateau Margaux and others. 1957 IFI acquires control of Istituto Commerciale Laniero Italiano, which conducts activities in the financial field, particularly in the textile and wool sector, and increases its holding in Technicolor Italiana. 1927 IFI - Istituto Finanziario Italiano - is founded by Senator Giovanni Agnelli to draw together, control and manage the holding in Fiat and various other companies. Board of directors CHAIRMAN AND CHIEF EXECUTIVE OFFICER John Elkann VICE CHAIRMEN Tiberto Brandolini d’Adda Alessandro Nasi DIRECTORS Andrea Agnelli Vittorio Avogadro di Collobiano Victor Bischoff Giuseppina Capaldo Luca Ferrero Ventimiglia Mina Gerowin Jae Yong Lee Sergio Marchionne Lupo Rattazzi Giuseppe Recchi Eduardo Teodorani-Fabbri Mike Volpi EXECUTIVE NOT EXECUTIVE INDEPENDENT INTERNAL CONTROL AND RISK COMMITTEE COMPENSATION AND NOMINATING COMMITTEE STRATEGIC COMMITTEE Honorary Chairmen* Gianluigi Gabetti Pio Teodorani-Fabbri * Not Board members John Elkann CHAIRMAN AND CHIEF EXECUTIVE OFFICER Enrico Vellano CHIEF FINANCIAL OFFICER FIAT GROUP

NET ASSET VALUE (NAV) OWNERSHIP STRUCTURE Stockholders as from EXOR voting shares ownership notices issued by Consob. Consolidated (loss) profit attributable to owners of the parent Consolidated equity attributable to owners of the parent Consolidated net financial position of the “Holdings System” EXOR GROUP Results (€ millions) 12/31/2014 03/31/2015 Change Investments Financial investments Cash & cash equivalents Treasury stock Gross Asset Value (GAV) Gross debt Ordinary holding costs over 10 years Net Asset Value (NAV) 1.1-3.31 2015 1.1-3.31 2014 (38.1) at 12/31/2014 7,995.0 563.0 40.6 at 3/31/2015 8,725.5 582.1 8,374 663 2,233 762 12,005 (1,671) (170) 10,164 11,268 712 2,272 942 15,194 (1,690) (170) 13,334 2,921 49 39 180 3,189 (19) --- 3,170 Contacts Institutional Investors and Financial Analysts Relations Fabiola Portoso Via Nizza, 250 - 10126 Torino Tel. +39.011.5090345 Fax +39.011.5090260 E-mail ir@exor.com Corporate Governance Contacts Simona Mariani Via Nizza, 250 - 10126 Torino Tel. +39.011.5090248 Fax +39.011.5090330 E-mail governance@exor.com Press office and external relations Andrea Griva Via Nizza, 250 - 10126 Torino Tel. +39.011.5090320 Fax +39.011.5090386 E-mail media@exor.com
Stockholders as from EXOR voting shares ownership notices issued by Consob.

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For Further Information
PartnerRe shareholders who have questions about voting their shares should call Okapi Partners LLC toll free at
(877) 796-5274 (banks and brokerage firms should call (212)-297-0720)
Shareholders:
Okapi Partners
Bruce H. Goldfarb / Pat McHugh / Jon Einsidler / Lydia Mulyk
+1 877 796 5274
info@okapipartners.com
Investors:
EXOR Investor Relations

milano@communitygroup.it

Fabiola Portoso
+39 011 509 0345
ir@exor.com
Okapi Partners
Bruce H. Goldfarb / Pat McHugh / Jon Einsidler / Lydia Mulyk
+1 212 297 0720
info@okapipartners.com
Media:
EXOR Media Relations
Andrea Griva
+39 011 509 0318
media@exor.com
StockWell Communications
Philip Gawith / Richard Holloway / Laura Gilbert
+44 20 7240 2486
exor@stockwellgroup.com
Abernathy MacGregor
Tom Johnson / Mike Pascale / Allyson Vento
+1 212 371 5999
exor@ABMAC.com
Community
Auro Palomba / Marco Rubino
+39 02 8940 4231